*** Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               SERVICES AGREEMENT

         This Services Agreement (this "Agreement") is made and entered into as of the 2nd day of November, 1999, by and between KNOLOGY, Inc., a Delaware corporation ("KNOLOGY"), and ITC Service Company, a Georgia corporation ("ITC").

                                    RECITALS

         WHEREAS, the parties desire to obtain services from each other on the terms and conditions set forth in this Agreement.

         NOW THEREFORE, for and in consideration of the covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:


         1. SERVICES. KNOLOGY agrees to provide ITC with certain services, as described on Exhibit "A". In consideration for the provision of these services by KNOLOGY, ITC agrees to provide KNOLOGY with certain services, as described in Exhibit "A", and agrees to pay KNOLOGY the amount of [*****] per month. KNOLOGY will pay ITC to store documents at a rate of [*****] per foot.

         2. TERM. This Agreement is effective as of the date set forth above. ITC Service Company may terminate this Agreement upon giving thirty (30) days written notice to KNOLOGY, Inc.

         3. CONFIDENTIALITY. KNOLOGY and ITC recognize they will come into possession of confidential or proprietary information of the other company, including without limitation financial information, methods of operation, marketing information and plans, technical data, and other similar information (collectively, the "Confidential Information"). Accordingly, KNOLOGY and ITC agree that they will treat as confidential and will not, directly or indirectly, use or disclose any Confidential Information during the term of this Agreement and for a period of three years thereafter.

         4. RELATIONSHIP OF THE PARTIES. In performing its obligations and services hereunder, each party shall act at all times as an independent contractor, and nothing





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

contained herein shall be deemed or construed to create any partnership or joint venture between KNOLOGY and ITC.

         5. MISCELLANEOUS. This Agreement contains the entire agreement between the parties with respect to the subject matter herein. No modifications or amendments of this Agreement shall be binding upon either party unless set forth in writing duly executed by each party. If any term or provision of this Agreement shall be found by a court of competent jurisdiction to be illegal, invalid or otherwise unenforceable, the same shall not invalidate the whole of this Agreement, but such term or provision shall be deemed modified to the extent necessary in the court's opinion to render such term or provision enforceable, and the rights and obligations of the parties shall be construed and enforced accordingly, preserving to the fullest permissible extent the intent and agreements of the parties set forth herein. This Agreement and the obligations of the parties hereunder shall be interpreted, construed and enforced in accordance with the internal laws of the state of Georgia. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


                                            KNOLOGY, INC.

                                            By: /s/ Felix Buccucci
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title: VP -- Business Development
                                                  ------------------------------



                                            ITC SERVICE COMPANY

                                            By: /s/ William H. Scott, III
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title: President and COO
                                                  ------------------------------

                                   EXHIBIT "A"


         SERVICES PROVIDED BY KNOLOGY

         Mail support, computer and technology support, payroll services and administrative support for benefit programs.

         SERVICES PROVIDED BY ITC

         Storage facilities for documents and administrative support for conference facilities.











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